EXHIBIT 10.28
                          MODIFICATION OF VARIABLE RATE
                        COMMERCIAL REVOLVING OR DRAW NOTE

     WHEREAS, heretofore and under date of May 30, 1997, Flex Marketing, Inc. (hereinafter called "Borrower"), made, executed and delivered to THE CORTLAND SAVINGS & BANKING COMPANY, (hereinafter "Bank") a Variable Rate Commercial Revolving or Draw Note (hereinafter "Note"), in the original principal amount of $150,000.00.

     WHEREAS, it is mutually desirable, beneficial and agreeable to the parties hereto that the terms of the note be modified as hereinafter set out;

     NOW THEREFORE, in consideration of the mutual benefits inuring to each other, it is understood and agreed, by and between the parties hereto, that the terms and conditions of the Note, are hereby modified as follows:

     the Bank and the Borrower do hereby acknowledge that the loan number for Note #613001001 has been changed to #113010297. The Borrower does also acknowledg3e that the Bank will mark Note #613001001 as paid in full on the Bank's accounting records, and to transfer all amounts now owing on Note #613001001 to Note #113010297.

     MATURITY DATE: The maturity date on this Note shall be November 1, 1998.

     REPAYMENT: In 2 equal installments of principal and interest, each in the amount of $1,659.14 beginning September 1, 1998, and continuing on the same day of each successive month thereafter, with a final payment of all unpaid principal and accrued interest on November 1, 1998 said payments to include both principal and interest at the above stated rate. The Bank reserves the right to adjust the monthly principal and interest installment amount, from time to time, in order to avoid negative amortization.

     It is further understood and agreed that all other terms, conditions and covenants of the Note, not otherwise modified hereby, shall be and remain the same, and that this Agreement, when executed by the parties hereto, shall be attached to and become a part of the original Note.

     IN WITNESS WHEREOF, this Agreement is executed by the undersigned parties as of the 28 day of July, 1998.

    Flex Marketing, Inc.
   /s/ Ernest Zavoral                        /s/ Remon Hayek
   --------------------------                -------------------------
   Ernest Zavoral, President/Secretary       Remon Hayek, CEO/Treasurer

ACCEPTED BY:                   THE CORTLAND SAVINGS & BANKING COMPANY
By: /s/ Mark J.  Mediate
Mark J.  Mediate
Assistant Vice President

           The undersigned endorsers, guarantors and/or sureties on the above described Note hereby join in and consent to the above Modification Agreement. Dated this 28th day of July, 1998.

/s/Ernest Zavoral      /s/ Kim Zavoral               /s/ Remon Hayek
-----------------      ---------------               ------------------
Ernest Zavoral             Kim Zavoral                   Remon Hayek

                                 LOAN AGREEMENT
                                  MAY 30, 1997

BORROWER:                    FLEX MARKETING, INC.

BORROWER ADDRESS:            2955 CANFIELD ROAD
                             YOUNGSTOWN, OH 44511

BANK:                        The Cortland Savings and Banking Company

BANK ADDRESS:                194 W.Main Street, P.O.Box 98, Cortland, Ohio 44410

Bank has this date agreed to extend credit to Borrower, subject to the following terms and conditions:

FACILITY DATE:               MAY 30, 1997

FACILITY:                    VARIABLE RATE COMMERCIAL REVOLVING OR DRAW NOTE
                             ('NOTE'), THE TERMS AND CONDITIONS OF WHICH, AS
                             AMENDED FORM TIME TO TIME, ARE INCORPORATED
                             HEREIN BY REFERENCE.

INTEREST RATE:               (If not stated in the Note)

FEES:                        $750.00 LOAN FEE PLUS ALL OUT OF POCKET EXPENSES

REPAYMENT: (If not stated in the Note)

SPECIAL CONDITIONS OF LENDING:

PURPOSE:                     TO FUND NEW PRODUCT DEVELOPMENT

BORROWER FINANCIAL STATEMENT DATE:       APRIL 17, 1997

                         REPRESENTATIONS AND WARRANTIES

Collateral Ownership and Warranties. The Borrower warrants that the Collateral is owned free and clear of all liens and encumbrances except as disclosed to the Bank and set forth on Schedule A which is attached to this Agreement. The Borrower will execute and deliver any and all mortgages, security agreements, financing statements or like documents which the Bank, in its sole judgment and from time to time, may deem necessary or useful in order to perfect its security interest in the Collateral.

No Defaults. The Borrower further warrants that there exists no condition of default with respect to any loan, agreement or other obligation which the Borrower may have with any other person or lender, and that all federal, state and local tax returns have been filed and all taxes have been paid, as required.

Use of Proceeds. The Borrower agrees to use the proceeds of this loan only for purposes indicated above.

Financial Statements. In making this commitment, the Bank has relied on financial statements dated as shown above, prepared by or on behalf of, the borrower. The Borrower warrants that the financial conditions and supporting schedules are true and correct and that the conditions reflected by them have not materially changed between that date and the date of this Agreement.

                              AFFIRMATIVE COVENANTS

Until such time as all indebtedness under this Agreement or the Note(s) has been repaid to the bank, the Borrower will:

1. Provide such statements and other supporting information concerning the Borrower's financial condition as the Bank may periodically request; including but not limited to (only the items checked apply):

     xx CPA Compiled Financial Statements to be provided within 60 DAYS OF COMPLETION

     ___     CPA Reviewed Financial Statements to be provided within __________

     ___     Personal Tax Returns to be provided annually within thirty
             (30) days of completion.

     xx Corporate Tax Returns to be provided annually within thirty (30) days of completion.

     ___     Updated Personal Financial Statements within ______________


2. Pay all federal, state, and local taxes, license fees or similar charges as such become due;

3.   Maintain the Collateral in good order and condition.

4. Allow the Bank to inspect the borrower's premises, books, records and property to verify furnished statements and the condition of Borrower's physical assets;

5.   Pay, when due, all accounts payable;

6.   Maintain compensating balances satisfactory to the Bank; and

Guarantor(s) will annually provide the Bank with (only the items check apply):

     xx CPA Compiled Financial Statements to be provided within 60 DAYS OF COMPLETION

     ___     CPA Reviewed Financial Statements to be provided within _________

     xx Personal Tax Returns to be provided annually within thirty (30) days of completion.

     xx Corporate Tax Returns to be provided annually within thirty (30) days of completion.

     xx      Updated Personal Financial Statements within 60 DAYS OF
             FISCAL YEAR END

Additional Affirmative Covenants:
           NONE.

NEGATIVE COVENANTS

Borrower further agrees that, as long as any indebtedness under this Agreement or the Note(s) is outstanding, the Borrower will not, without the Bank's prior written consent:

1. Except normal trade accounts or for reasonable personal, family and household purposes, incur any indebtedness or lease obligation other than as contemplated by this Agreement;

2. Guaranty, or otherwise become liable with respect to the obligations of any other person, firm or corporation or increase liability on any existing guaranty or obligations;

3. Sell or transfer, except in the ordinary course of business, all or any substantial part of the Borrower's property;

4. Alter or expand by consolidation, merger, acquisition or otherwise, the nature or scope of the Borrower's business, or increase the number of locations at which such business is conducted;

5.   Additional Negative Covenants: NONE.

                                   OTHER ITEMS

Prepayment. The Borrower or any Guarantor shall have the right to prepay, without penalty, all or any part of an outstanding indebtedness, provided only that interest to the date of prepayment shall be paid prior to any reduction of principal.

Mutual Acknowledgment. By signing below, the Bank and the Borrower acknowledge as of the date of this Agreement:

(A)  Familiarity with the terms of this Agreement;

(B)  Willingness to be bound by the provisions of this Agreement;

(C) From time to time, there may exist other documents or agreements between the parties relating to this loan transaction, the terms and conditions of which, unless expressly inconsistent herewith, shall be binding on the parties hereto and shall be construed with this Agreement;

(D)  That,  except  with  respect  to  legal  unenforceability,   no  amendment,
     modification, or subsequent agreement will be effective to vary the terms of this Agreement, unless it makes specific reference to this Agreement and is in writing and signed by both the Bank and Borrower;

(E) That, if the facility described above is secured by real estate, the Bank is under no obligation to distribute any funds from the note until such time as Bank has received an appraisal acceptable to Bank in its sole discretion.

(F)  Receipt of a copy of the Agreement.

RENEWAL OPTION. THE BANK IS UNDER NO OBLIGATION TO RENEW OR EXTEND THIS AGREEMENT OR THE NOTE(S) OR TO PROVIDE OTHER FINANCING. THE BANK'S DECISION WITH RESPECT TO ANY SUCH RENEWALS OR EXTENSIONS OR ADDITIONAL FINANCING WILL BE A SEPARATE, INDEPENDENT DECISION AND MAY INVOLVE FACTORS OTHER THAN, OR IN ADDITION TO, THE BORROWER'S CREDIT WORTHINESS OR PRIOR RELATIONSHIP WITH THE BANK.

RELEASE OF BANK: BORROWER AND ANY GUARANTORS EXECUTING THIS

AGREEMENT ACKNOWLEDGE AND STIPULATE THAT IN CONSIDERATION OF BANK'S AGREEMENT TO EXTEND THE ABOVE REFERENCED LOAN AGREEMENT THAT THE EXECUTION OF THIS AGREEMENT REPRESENTS A COMPLETE RELEASE OF ALL CLAIMS, ASSERTED OR UNASSERTED, KNOWN OR UNKNOWN, CONTINGENT OR EXISTING AS BORROWER AND/OR ANY SUCH GUARANTORS MAY HAVE AGAINST BANK, ITS OFFICERS, EMPLOYEES AND AGENTS, ARISING OUT OF THE CONDUCT AND RELATIONSHIP OF THE PARTIES AND THE DOCUMENTS GIVEN IN CONNECTION THEREWITH FROM THE INCEPTION OF THE RELATIONSHIP BETWEEN BANK AND BORROWER THROUGH THE DATE OF THIS AGREEMENT.

AGREEMENT DATE:

BANK:                                          BORROWER:

The Cortland Savings and Banking Company       FLEX MARKETING, INC.


By:/s/ Mark Mediate                            By:/s/ Earnest Zavoral
----------------------                         ------------------------
    MARK MEDIATE                               ERNEST ZAVORAL
Its:   ASSISTANT VICE PRESIDENT                Its: PRESIDENT/SECRETARY

PARTNERSHIP/CORPORATE GUARANTOR(S):
                                               By:/s/ Remon Hayek
                                               ---------------------
                                               REMON HAYEK
THG CONSTRUCTION MANAGEMENT, INC.              Its: CEO/TREASURER


By:/s/ Remon Hayek                             By:______________________
-----------------------
REMON HAYEK
Its: PRESIDENT                                 Its:______________________

                         INDIVIDUAL BORROWERS/GUARANTORS

/s/ Earnest Zavoral
---------------------
ERNEST ZAVORAL
GUARANTOR

/s/ Kim Zavoral
--------------------
KIM ZAVORAL
GUARANTOR

/s/ Remon Hayek
--------------------
REMON HAYEK
GUARANTOR

                          MODIFICATION OF VARIABLE RATE
                        COMMERCIAL REVOLVING OR DRAW NOTE

     WHEREAS, heretofore and under date of May 30, 1997, Flex Marketing, Inc. (hereinafter called "Borrower"), made, executed and delivered to THE CORTLAND SAVINGS & BANKING COMPANY, (hereinafter "Bank") a Variable Rate Commercial Revolving or Draw Note (hereinafter "Note"), in the original principal amount of $150,000.00.

     WHEREAS, it is mutually desirable, beneficial and agreeable to the parties hereto that the terms of the note be modified as hereinafter set out;

     NOW THEREFORE, in consideration of the mutual benefits inuring to each other, it is understood and agreed, by and between the parties hereto, that the terms and conditions of the Note, are hereby modified as follows:

     the Bank and the Borrower do hereby acknowledge that the loan number for Note #613001001 has been changed to #113010297. The Borrower does also acknowledg3e that the Bank will mark Note #613001001 as paid in full on the Bank's accounting records, and to transfer all amounts now owing on Note #613001001 to Note #113010297.

     MATURITY DATE: The maturity date on this Note shall be September 1, 1999.

     REPAYMENT: In 3 equal installments of principal and interest, each in the amount of $ 2,462.72 beginning June 1, 1999, and continuing on the same day of each successive month thereafter, with a final payment of all unpaid principal and accrued interest on September 1, 1998 said payments to include both principal and interest at the above stated rate. The Bank reserves the right to adjust the monthly principal and interest installment amount, from time to time, in order to avoid negative amortization.

     It is further understood and agreed that all other terms, conditions and covenants of the Note, not otherwise modified hereby, shall be and remain the same, and that this Agreement, when executed by the parties hereto, shall be attached to and become a part of the original Note.

           IN WITNESS WHEREOF, this Agreement is executed by the undersigned parties as of the 1 day of June, 1999.

    Flex Marketing, Inc.
   /s/ Ernest Zavoral                        /s/ Remon Hayek
   --------------------------                -------------------------
   Ernest Zavoral, President/Secretary       Remon Hayek, CEO/Treasurer

ACCEPTED BY:                   THE CORTLAND SAVINGS & BANKING COMPANY
By: /s/ Mark J.  Mediate
Mark J.  Mediate
Assistant Vice President

           The undersigned endorsers, guarantors and/or sureties on the above described Note hereby join in and consent to the above Modification Agreement. Dated this 1st day of June, 1999.

/s/Ernest Zavoral      /s/ Kim Zavoral               /s/ Remon Hayek
-----------------      ---------------               ------------------
Ernest Zavoral             Kim Zavoral                   Remon Hayek

                          NATIONAL BOSTON MEDICAL, INC.
      P.O.BOX 1161 * 43 TAUTON GREEN, SUITE 5 * TAUTON, MASSACHUSETTS 02780 Fax (509) 880-5208 * Toll Free (800) 807-2259 * E-mail: NBMEDICAL.COM







LETTER
OF
GUARANTEE


IT IS HEREBY UNDERSTOOD THAT NATIONAL BOSTON MEDICAL, INC. WILL HEREBY STAND BEHIND THE PROMISORY NOTE BETWEEN FLEX MARKETING INC. AND THE COURTLAND SAVINGS & BANKING COMPANY. THE MATURITY DATE ON THE
PROMISSORY NOTE FROM THE CORTLAND SAVINGS & BANKING COMPANY IS NOTED ON THE ORIGINAL NOTE IS SEPTEMBER 1, 1999.


DATED THIS 14TH DAY OF JUNE 15, 1999.


/s/ Daniel J.  Hoyng
---------------------
DANIEL J.  HOYNG
CEO/PRESIDENT
NATIONAL BOSTON MEDICAL, INC.